UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 28, 2005

INTAC International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 011 (852) 2385.8789

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

5.02(b):

On April 29, 2005, Qi Feng informed INTAC International, Inc. (the “Company”) that he does not desire to stand for re-election to the Board of Directors of the Company at the Company’s 2005 Annual Meeting of Stockholders to be held on June 8, 2005, and that he was resigning, effective as of June 8, 2005, as a member of the Board of Directors of the Company.  Mr. Feng has not expressed any disagreement with the Company involving any aspect of the Company’s operations, internal controls, policies or practices and the Company is not aware of any such basis for Mr. Feng’s resignation.

Item 7.01  Regulation FD Disclosure.

On April 28, 2005, the Company issued a press release announcing that it has launched a number of new value-added services to expand and strengthen the market coverage of the Company’s newly acquired subsidiary, Beijing Huana Xinlong Information and Technology Development Co., Ltd.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 in this report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including the information contained in Exhibit 99.1, is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company disclaims any current intention to revise or update the information furnished pursuant to Item 7.01 in this report on Form 8-K, including the information contained in Exhibit 99.1, although the Company may do so from time to time as our management believes is warranted.  Any such updating may be made through the furnishing or filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibit No.

99.1   –   Press Release of the Company issued April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

Date: May 4, 2005	By:	/s/ J. David Darnell
J. David Darnell
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1   –   Press Release of the Company issued April 28, 2005.